UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 15, 2006

COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

213 South Main Street
Hector, MN	55342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (320) 848-6231

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sections 1, 3, 4-8 are not applicab’le and therefore omitted.

SECTION 2

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 15, 2006, Communications Systems, Inc. (the “Company”) issued a press release reporting its operating results for the quarter and six months ended June 30, 2006.  In its press release the Company also reported on issues and uncertainties affecting its JDL Technologies subsidiary, that due to such issues and uncertainties the Company is unable to complete and file the Company’s Quarterly Report on Form 10-Q for the quarter and six months ended June 30, 2006 and that the Company continues to be out of compliance with rules of the American Stock Exchange.  See the Company’s press release dated August 15, 2006, which is furnished as Exhibit 99.1.

SECTION 9

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following is filed as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press Release issued August 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By	/s/ Paul N. Hanson
Paul N. Hanson
Its Chief Financial Officer

Dated:  August 17, 2006